UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  February 21, 2005

(Date of earliest event reported)

Specialty Laboratories, Inc.
(Exact name of registrant as specified in its charter)

California	001-16217	95-2961036
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

27027 Tourney Road, Valencia, California	91355
(Address of Principal Executive Offices)	(Zip Code)

(661) 799-6543
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                                 Entry into a Material Definitive Agreement

On February 21, 2005 Specialty Laboratories, Inc. (the “Company”) entered into an incentive agreement with Michael C. Dugan, M.D., the Company’s vice-president and co-laboratory director.  Under the agreement with Dr. Dugan, if he is still employed by the Company on February 20, 2006, the Company will pay Dr. Dugan a $100,000 incentive bonus in a lump sum.  In the event Dr. Dugan resigns, or is terminated for cause, prior to February 20, 2006, he will not be entitled to receive the incentive bonus.  If he is involuntarily terminated other than for cause prior to February 20, 2006, he will not receive the incentive bonus, but instead he will receive the severance protection payments under his employment agreement with the Company dated September 11, 2004.  The other terms of Dr. Dugan’s employment agreement remain in effect.

On February 21, 2005 the Company entered into an incentive agreement with Cynthia K. French, Ph.D., the Company’s vice-president and chief science officer.  Under the agreement with Dr. French, if she is still employed by the Company on February 20, 2006, the Company will pay Dr. French a $20,000 incentive bonus in a lump sum.  In the event Dr. French resigns, or is terminated for cause, prior to February 20, 2006, she will not be entitled to receive the incentive bonus.  If she is involuntarily terminated other than for cause prior to February 20, 2006, she will not receive the incentive bonus, but instead she will receive the severance protection payments under her employment agreement with the Company dated September 11, 2004.  The other terms of Dr. French’s employment agreement remain in effect.

On February 21, 2005 the Company entered into an incentive agreement with Cheryl G. Gallarda, the Company’s vice-president of business operations.  Under the agreement with Ms. Gallarda, if she is still employed by the Company on February 20, 2006, the Company will pay Ms. Gallarda a $50,000 incentive bonus in a lump sum.  In the event Ms. Gallarda resigns, or is terminated for cause, prior to February 20, 2006, she will not be entitled to receive the incentive bonus.  If she is involuntarily terminated other than for cause prior to February 20, 2006, she will not receive the incentive bonus, but instead she will receive the severance protection payments under her employment agreement with the Company dated September 11, 2004.  The other terms of Ms. Gallarda’s employment agreement remain in effect.

On February 21, 2005 the Company entered into an incentive agreement with Robert M. Harman, the Company’s vice-president and chief information officer.  Under the agreement with Mr. Harman, if he is still employed by the Company on February 20, 2006, the Company will pay Mr. Harman a $50,000 incentive bonus in a lump sum.  In the event Mr. Harman resigns, or is terminated for cause, prior to February 20, 2006, he will not be entitled to receive the incentive bonus.  If he is involuntarily terminated other than for cause prior to February 20, 2006, he will not receive the incentive bonus, but instead he will receive the severance protection payments under his employment agreement with the Company dated September 11, 2004.  The other terms of Mr. Harman’s employment agreement remain in effect.

On February 21, 2005 the Company entered into an incentive agreement with Maryam Sadri, the Company’s vice-president of laboratory operations.  Under the agreement with Ms. Sadri, if she is still employed by the Company on February 20, 2006, the Company will pay Ms. Sadri a $50,000 incentive bonus in a lump sum.  In the event Ms. Sadri resigns, or is terminated for cause, prior to February 20, 2006, she will not be entitled to receive the incentive bonus.  If she is involuntarily terminated other than for cause prior to February 20, 2006, she will not receive the incentive bonus, but instead she will receive the severance protection payments under her employment agreement with the Company dated September 11, 2004.  The other terms of Ms. Sadri’s employment agreement remain in effect.

On February 21, 2005 Company entered into an incentive agreement with Nicholas R. Simmons, the Company’s vice-president and general counsel.  Under the agreement with Mr. Simmons, if he is still employed by the Company on February 20, 2006, the Company will pay Mr. Simmons a $100,000 incentive bonus in a lump sum.  In the event Mr. Simmons resigns, or is terminated for cause, prior to February 20, 2006, he will not be entitled to receive the incentive bonus.  If he is involuntarily terminated other than for cause prior to February 20, 2006, he will not receive the incentive bonus, but instead he will receive the severance protection payments under his employment agreement with the Company dated September 11, 2004.  The other terms of Mr. Simmons’ employment agreement remain in effect.

On February 21, 2005 the Company entered into an incentive agreement with Mark R. Willig, the Company’s vice-president chief information officer.  Under the agreement with Mr. Willig, if he is still employed by the Company on February 20, 2006, the Company will pay Mr. Willig a $50,000 incentive bonus in a lump sum.  In the event Mr. Willig resigns, or is terminated for cause, prior to February 20, 2006, he will not be entitled to receive the incentive bonus.  If he is involuntarily terminated other than for cause prior to February 20, 2006, he will not receive the incentive bonus, but instead he will receive the severance protection payments under his employment agreement with the Company dated September 11, 2004.  The other terms of Mr. Willig’s employment agreement remain in effect.

Item 2.02                Results of Operations and Financial Condition

 On February 23, 2005, the Company announced financial results for the fourth quarter and total year ended December 31, 2004.  A copy of the press release issued by the Company on February 23, 2005 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01                Regulation FD Disclosure

                On February 23, 2005, the Company issued a press release announcing financial results for the fourth quarter and total year ended December 31, 2004. The press release is attached as Exhibit 99.1 to this report.

Limitation on Incorporation by Reference:  In accordance with General Instruction B.2 of Form 8-K, the information in this report is furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

Item 9.01                Financial Statements and Exhibits

(c)                                  Exhibit.   The following document is filed as an exhibit to this report.

99.1         Press Release dated February 23, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 23, 2005

SPECIALTY LABORATORIES, INC.

By:	/s/ Kevin R. Sayer
Kevin R. Sayer
Chief Financial Officer

EXHIBIT INDEX

The following document is filed as an exhibit to this report:

Exhibits

99.1	Press Release dated February 23, 2005